UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT 1934

Date of report (Date of earliest event reported): November 6, 2018

MIMEDX GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	001-35887	26-2792552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 West Oak Commons Ct, NE Marietta, GA		30062
(Address of Principal Executive Offices)		(Zip Code)

(770) 651-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 6, 2018, MiMedx Group, Inc. (the “Company”) received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of the interim progress report submitted by the Company on October 31, 2018, the Nasdaq Hearings Panel (the “Panel”) has reconsidered the Company’s request for continued listing and has determined that Nasdaq will suspend trading in the Company’s common stock at the opening of business on November 8, 2018. The notification indicates that Nasdaq intends to file a Form 25 with the Securities and Exchange Commission (the “SEC”) to effect the delisting after the applicable Nasdaq appeal and review periods have expired. The Company does not intend to appeal the delisting determination.

As previously reported, the Company is not in compliance with Nasdaq’s Listing Rule 5250(c)(1) because the Company is not current in filing its periodic reports. On September 20, 2018, the Panel granted the Company’s request for continued listing of its common stock pursuant to an extension through February 25, 2019. The extension was subject to the condition that the Company regain compliance with its SEC reporting obligations and Nasdaq listing rules by February 25, 2019 and provide the Panel with certain interim progress reports. In its interim progress report submitted on October 31, 2018, the Company indicated that it has determined that, for the restatement period, it must conduct an assessment of revenue recognition for all of the Company’s sales, which will prolong the amount of time it will take for the Company to prepare the restated financial statements. As a result, the Company no longer believes that it is likely that it will be able to regain compliance with SEC reporting obligations and Nasdaq listing rules by February 25, 2019. In its report, the Company also indicated that the fact-finding stage of the Audit Committee’s investigation is substantially complete with respect to most areas, but some work remains on certain potential issues.

Item 7.01	Regulation FD Disclosure

On November 7, 2018, the Company issued a press release regarding the matters disclosed in Item 3.01 to this Current Report on Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 7, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Dated: November 7, 2018	By:	/s/ Alexandra O. Haden
Alexandra O. Haden
General Counsel & Secretary